SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                        Amendment No. 1 to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) August 1, 2001
         ---------------------------------------------------------------


                           VIKING CAPITAL GROUP, INC.
                           --------------------------
              (Exact Name of Registrant as Specified in its Charter


                                      Utah
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                 (State or Other Jurisdiction of Incorporation)


       0-22744                                                  87-0442090
-------------------------                              -------------------------
Commission File Number                                 (IRS Employer Ident. No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
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               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

The undersigned registrant hereby amends Current Report on Form 8-K with event date August 1, 2001 to include Exhibit 99.1 which is a press release dated November 20, 2001. This amendment also changes the effective date of the acquisition of Beijing Fei Yun Property Development Co., Ltd./Beijing Fei Yun Viking Enterprises Co., Ltd. due to certain Peoples Republic of China requirements which, according to the Registrant's auditor's Chinese council was determined that the transaction would not be effective until the new company structure for a foreign investor received its business license.

Item 7 (c), Exhibit 99.1 the new exhibit begins on the page following this signature page.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        Viking Capital Group, Inc.


Date: December 17, 2001                 /s/ Matthew W. Fossen
                                        ----------------------------
                                        Matthew W.  Fossen
                                        President, Chief Financial Officer